Exhibit 10.20

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is dated as of August 14, 2014 and is made by VIZIO, INC., a California corporation (“Borrower”), in favor of CITIBANK, N.A. (“Lender”). Capitalized terms used herein which are not defined herein shall have the meanings given them in the Credit Agreement referred to below.

RECITALS

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated or substituted from time to time, the “Credit Agreement”), Lender has made available certain financial accommodations to Borrower as further evidenced by that certain Note dated as of the date hereof made by Borrower in favor of Lender (as amended, restated or substituted from time to time, the “Note”);

WHEREAS, Borrower owns, and may own in the future, certain marketable securities (the “Securities”) which are held in or will be transferred to certain securities account(s) described on Exhibit A attached hereto (as amended from time to time together with any successor or replacement account and all subaccounts therein, collectively, the “Pledged Account”) maintained with Lender;

WHEREAS, Lender has required as a condition, among other things, to extending the financial accommodations to Borrower under the Credit Agreement and the Note, and in order to secure the prompt and complete payment, observance and performance of all of the Obligations, that Borrower execute and deliver this Agreement to Lender.

NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lender or any of its Affiliates and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest. Borrower hereby grants to Lender, for the benefit of Lender and each of its Affiliates to which Obligations are owed, as security for the prompt and complete payment, observance and performance of the Obligations, a security interest in all of Borrower’s now owned or hereafter acquired right, title and interest in (a) any and all investment property now or hereafter delivered to Lender, any of Lender’s Affiliates or any securities intermediary for the purposes of securing the Obligations which includes, without limitation, the Securities and all replacements, renewals, substitutions and proceeds thereof, (b) the Pledged Account and all cash, financial assets and other investment property now and at any time hereafter contained therein including, without limitation, the Securities and all replacements, renewals, substitutions and proceeds thereof (such contents of the Pledged Account collectively, the “Pledged Interests”), (c) all rights, privileges, authority and powers as owner or holder of the Pledged Interests and the Pledged Account, including all contract rights related time to time thereto, (d) all documents, instruments or certificates representing or evidencing the Pledged Interests, (e) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Pledged Interests, and (f) any and all proceeds of any of the foregoing described in clauses (a)-(e) (clauses (a)-(f), being referred to collectively as the “Collateral”). Borrower agrees to execute and deliver to Lender from time to time upon Lender’s request such documents of transfer as Lender may from time to time request to enable Lender to transfer in each case after and during the continuance of an Event of Default the Pledged Interests into its name or the name of its nominee, or to register any of the Collateral to Lender or its nominee.

2. Perfection of Security Interest. Borrower agrees (i) to immediately to take all actions necessary to transfer the applicable Pledged Interests to Lender’s account at the Depositary Trust Corporation (“DTC”), if applicable, (ii) to deliver, or cause to be delivered, to Lender or Lender’s nominee, all certificates evidencing any of the Collateral together with appropriate transfer powers executed in blank, (iii) Lender is authorized to record such financing statements as Lender may deem necessary or desirable to perfect the security interests granted herein, (iv) to cause any securities intermediary with custody of any Collateral to deliver an agreement in form and substance satisfactory to Lender, providing Lender with “control” (as defined in Section 9-106 of the Uniform Commercial Code as in effect in the State of New York) of such Collateral, and (v) to take such other steps as Lender may from time to time reasonably request to perfect and maintain Lender’s security interest in the Collateral as a first priority security interest under applicable law. Lender may, at any time, transfer any Collateral or any part thereof into Lender’s or its nominee’s name, with or without any indication that the Pledged Interests or other Collateral is subject to the security interest hereunder. Borrower hereby appoints Lender as its attorney-in-fact to arrange at Lender’s option for any such transfer.

3. Voting Rights and Trading Authority. During the term of this Agreement, as long as no Event of Default exists Borrower shall have the right to vote and exercise trading authority with respect to the Pledged Interests (which may, subject to Paragraph 2 above, be registered on the books and records of the applicable issuer in Borrower’s name) and to give consents, ratifications and waivers with respect thereto. Lender shall, at the request of Borrower, provide Borrower with appropriate proxies and any other documents necessary or appropriate to permit Borrower to exercise the rights set forth in the preceding sentence. After and during the continuance of any Event of Default, Borrower shall not be permitted to execute any trades pertaining to the Collateral and Lender shall be entitled, at Lender’s option and without notice from Lender to Borrower, to exercise all trading authority and voting powers pertaining to the Collateral. “Trading authority” as used herein shall mean, with respect to the Pledged Account, the right of Borrower or its representatives to sell Pledged Interests in the Pledged Account and invest the proceeds of such sale, as well as other cash available in the Pledged Account from time to time, in marketable securities, cash or cash equivalents, so long as no Pledged Interest is released from the Pledged Account as a result of such sale without being replaced with marketable securities, cash or cash equivalents with the same market value as the Pledged Interest being released exclusive of commissions and transaction costs. However, Borrower hereby acknowledges and agrees that Lender’s consent to trading authority in no way constitutes a waiver of any of its rights under the Credit Agreement to require at all times that the type and amount of the Collateral in the Pledged Accounts meet the collateral maintenance requirements set forth in the Credit Agreement.

4. Interest, Dividends and Other Distributions. Unless an Event of Default has occurred and is continuing any and all interest, dividends or distributions paid in respect of any Collateral shall be distributed or caused to be distributed to Borrower; provided, however, that (a) during the existence of an Event of Default all such amounts shall be retained in the Pledged Account and (b) any cash paid, payable or otherwise distributed in redemption of, in exchange for, or as a return of, Borrower’s capital investment in any Pledged Interest shall be retained in the Pledged Account or paid directly to Lender and any such amounts described in this provision, if received by Borrower, shall be held in trust for the benefit of Lender, segregated from other property or funds of Borrower, and forthwith delivered to Lender as Collateral in the same form as so received (with any necessary endorsement). Such amounts paid directly to Lender as described in the immediately preceding sentence shall be applied by Lender to such Obligations as Borrower shall designate unless any of the Obligations are otherwise due, in which case, Lender may apply such amounts in accordance with the Credit Agreement.

5. Representations. Borrower warrants and represents as follows:

(a) Borrower has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant to Lender the security interests in the Collateral.

(b) Borrower is the sole, direct, legal and beneficial owner of the Pledged Account and the only securities entitlement holder with respect to each of the Pledged Interests which constitute securities entitlements, and each of the Pledged Interests as applicable, have been duly authorized and are fully paid and nonassessable.

(c) There are no restrictions upon the voting rights associated with any of the Collateral.

(d) Borrower has the right, subject to the provisions of this Agreement, (i) to vote the Pledged Interests, and (ii) to pledge and grant a security interest in all or any part of the Collateral, free of any Lien or other charge, encumbrance or restriction other than Permitted Liens.

(e) Borrower has acquired each of the Pledged Interests in an open market transaction and all such Pledged Interests are registered under the Securities Act of 1933, as amended (the “Securities Act”) and Borrower has the right to transfer all or any part of the Pledged Interests, free of any lien or other charge, encumbrance or restriction other than Permitted Liens.

(f) Borrower is not the beneficial owner (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) of five percent (5%) or more of the issued and outstanding common stock of the issuer of any of the Securities or otherwise considered an “Affiliate” (as defined in Rule 144 promulgated under the Securities Act) of any issuer of the pledged Interests now or at any time during the three preceding months.

6. Subsequent Changes Affecting Collateral. Borrower represents to Lender that Borrower has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of interest, dividends, reorganization or other exchanges, tender offers and voting rights), and Borrower agrees that Lender shall have no responsibility or liability for informing Borrower of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

7. Pledged Interests Adjustments. In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any of the issuers of the Pledged Interests (including, without limitation, the issuance of additional shares of capital stock of any of such issuers), then Lender shall have a security interest in all equity and non-equity securities issued to or acquired by Borrower by reason of any such change or exercise with respect to any Pledged Interest, and such shares or other securities shall become part of the Collateral.

8. Warrants, Options and Other Rights. In the event that, during the term of this Agreement, subscription warrants or any other rights or options shall be issued by any issuer of the Pledged Interests on account of such Pledged Interests, then Lender shall have a security interest in such warrants, rights and options, and such warrants, rights and options shall become part of the Collateral.

9. Collateral Covenants. Borrower agrees that it will not (a) close or attempt to close or liquidate the Pledged Account or withdraw or transfer from the Pledged Account any cash, Securities or other financial asset contained therein without the prior written consent of Lender, or (b) create or permit to exist any lien, security interest, or other charge or encumbrance or restriction upon or with respect to any of the Collateral, except for the security interest granted under this Agreement or any Permitted Liens.

10. Remedies of Lender. Upon the occurrence and during the continuance of any Event of Default, Lender shall have such powers of sale and other powers as may be conferred by applicable law with respect to the Collateral including, without limitation, all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New York. With respect to such Collateral or any part thereof, which shall then be in, or shall thereafter come into, the possession or custody of Lender or which Lender shall otherwise have the ability to transfer under applicable law, Lender may, in its sole discretion, without notice, upon the occurrence and during the continuance of any Event of Default, sell or cause the same to be sold at any broker’s board or at public or private sale, in one or more sales or lots, at such price as Lender reasonably may deem best, for cash or on credit or for future delivery, without assumption of any credit risk on the part of Lender and the purchaser of any or all of the Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever and any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Except with respect to any of the Collateral which threatens to decline speedily in value or is, or becomes, of a type sold on a recognized market, Lender will give Borrower reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any requirements of reasonable notice shall be met if ten (10) days’ notice of such sale or disposition is provided to Borrower. Notwithstanding anything to contrary contained herein,

Borrower acknowledges and agrees that each of the Pledged Interests is sold on a recognized market and no notice of sale shall be required. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Lender may, in its own name or in the name of a designee or nominee, buy all or any part of the Collateral at any public sale and, if permitted by applicable law, buy all or any part of the Collateral at any private sale.

11. Term. This Agreement shall remain in full force and effect until all of the Obligations shall have been paid and satisfied in full and the obligation, if any, of Lender to provide any further financial accommodations to Borrower shall be terminated.

12. Expenses. Borrower agrees to pay to Lender all reasonable expenses (including, without limitation, reasonable attorneys’ fees and costs) incident to, (a) the exercise or enforcement of any of the rights of Lender hereunder, and (b) the failure by Borrower to perform or observe any provision hereof.

13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. Borrower’s successors and assigns shall include, without limitation, a receiver, successor trustee or debtor-in-possession of, or for, Borrower.

14. Applicable Law and Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15. Further Assurances. Borrower agrees that it will cooperate with Lender and will execute and deliver, or cause to be executed and delivered, all such stock powers, proxies, instruments and documents and will take all such other action as Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof.

16. Additions of Pledged Collateral. Lender may permit Borrower, from time to time, to add additional investment property of Borrower to the Collateral subject to this Agreement by executing an amendment to this Agreement substantially in the form of Exhibit B attached hereto and otherwise complying with Paragraph 2 hereof.

17. Consent to Jurisdiction and Service of Process. Without limiting the right of Lender to bring any action or proceeding against Borrower or against property of Borrower arising our of or relating to any obligation of Borrower under this Agreement or any other Loan Document (an “Action”) in the courts of other jurisdictions, Borrower hereby irrevocably agrees, with respect to any Action, to submit to the jurisdiction of any new York State or Federal court sitting in the Borough of Manhattan in New York City, and Borrower hereby irrevocably agrees that any Action may be heard and determined in such New York State court or in such Federal court. Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in any such court. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by first-class, registered, certified or overnight mail addressed to any address specified as a notice address for Borrower hereunder or by hand delivery to an individual person of suitable age and discretion at any of such addresses. Such service will be complete on the date such process is so mailed or delivered. Borrower may also be served in any other manner permitted by law.

18. Waiver of Jury Trial. BORROWER AND LENDER IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY CREDIT EXTENDED THEREUNDER WHETHER IN CONTRACT, TORT OR ANY CAUSE OF ACTION WHATSOEVER.

19. Lender Appointed Attorney-in-Fact. Borrower hereby appoints Lender as Borrower’s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Lender’s discretion, to take any action and to execute any instrument or agreement which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Borrower representing any interest payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. This power of attorney created under this Paragraph, being coupled with an interest, shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

20. Lender’s Duty. Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, those acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with Lender’s (a) gross negligence or willful misconduct, or (b) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Collateral which is in the physical possession of Lender. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Borrower, and shall be added to the Obligations secured hereby.

21. Notices. Any notice required or desired to be served, given or delivered under this Agreement shall be in writing, and shall be delivered in accordance with the Credit Agreement.

22. Counterparts; Facsimile Execution. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument. Delivery of any executed copy of this Agreement by facsimile shall be equally as effective as delivery of a manually-executed original of this Agreement. If Borrower delivers an executed copy of this Agreement by facsimile, Borrower shall also deliver a manually-executed original, but the failure of Borrower to do so shall not affect the validity, enforceability or binding effect of this Agreement against Borrower.

23. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

24. Effects of Waivers. Each waiver of any rights by Borrower contained herein is given by Borrower knowingly and intentionally and unless otherwise expressly provided otherwise herein, each such waiver is given for all times and forever.

[Signatures on the following page.]

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first written above.

BORROWER:

VIZIO, Inc. a California corporation

By:	/s/ William Wang
Name:	William Wang
Title:	President and Secretary

By:	/s/ Kurt Binder
Name:	Kurt Binder
Title:	Chief Financial Officer

LENDER:

CITIBANK, N.A.

By:	/s/ Gary Litten
Name:	Gary Litten
Title:	Senior Vice President

Signature Page to Pledge Agreement

EXHIBIT A

Pledged Account(s)

Pledged Account:

Citi Private Bank Account No. 15C103790768

Citibank, N.A.

9601 Wilshire Blvd., Suite 550

Beverly Hills, Ca. 90210

EXHIBIT B

Amendment To Pledge Agreement

This Amendment to Pledge Agreement (this “Amendment”) is made as of the [                    ] day of [            , 20    ], by VIZIO, INC., a California corporation (the “Borrower”), in favor of CITIBANK, N.A. (the “Lender”).

Preliminary Statements

A. Borrower and Lender have executed and delivered that certain Pledge Agreement dated as of August 14, 2014 (the “Pledge Agreement”).

B. Borrower wishes to provide additional “Collateral” (as defined in the Pledge Agreement) to Lender as provided in Section 16 of the Pledge Agreement.

NOW, THEREFORE, in consideration of the foregoing, Borrower and Lender agree to add the following (“New Collateral”) to Exhibit A of the Pledge Agreement:

[describe new Pledged Interest or Pledged Accounts]

Borrower and Lender agree that as of the date hereof the New Collateral shall become part of the Collateral subject to the terms of the Pledge Agreement.

Except as specifically amended hereby, the terms and conditions of the Pledge Agreement are in all respects ratified and confirmed and remain in full force and effect.

Please note that this Amendment may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment.

BORROWER:

VIZIO, INC., a California corporation

By:
Name:
Title:

LENDER:

CITIBANK, N.A.

By:
Name:
Title: